Exhibit 99.2

Supplemental Financial Information
Third Quarter 2014

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2013.

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Preface	PRIMERICA, INC. Financial Supplement

THIRD QUARTER 2014

This document is a financial supplement to our third quarter 2014 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”), the impact of realized investment gains and losses, and the impact of certain charges related to claims made by certain Florida Retirement System (FRS) plan participants as described in our Form 8-K dated January 16, 2014 and subsequent filings.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

●
Citi reinsurance transaction adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Discontinued Operations
In January 2014, National Benefit Life Insurance Company, our New York insurance company, sold the assets and liabilities of its short-term statutory disability benefit insurance business ("DBL") to AmTrust North America, Inc., which assumed all liabilities for DBL insurance. The results of operations for DBL were previously reported in our Corporate and Other Distributed Products segment. As a result, beginning in the first quarter of 2014, the historical results of DBL have been eliminated from our Corporate and Other Distributed Products segment and are now reported in discontinued operations in Primerica’s consolidated statements of income for all periods presented.

Historical DBL results now reported in discontinued operations
($ in thousands)
	FY 2011	FY 2012	FY 2013	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Direct premiums	$40,465	$36,943	$36,878	$9,995	$8,817	$9,048	$9,018	$—	$—	$—
Benefits and claims	30,170	24,699	21,543	5,430	5,447	5,364	5,301	—	—	—
Insurance commissions	6,405	5,831	5,941	1,843	1,293	1,396	1,410	—	—	—
Insurance expenses	5,099	5,647	3,202	1,630	1,581	(1,493)	1,485	—	—	—
Net gain on sale	—	—	—	—	—	—	—	2,455	—	(28)
Income before income taxes	(1,209)	766	6,192	1,092	496	3,781	822	2,455	—	(28)
Net Income	$(783)	$497	$4,024	$710	$322	$2,458	$534	$1,596	$—	$(18)

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,068,752	$2,115,144	$1,876,077	$1,909,560	$1,984,592	$2,014,610	$2,042,834	$2,039,759
Securities held to maturity	—	—	—	—	—	—	—	189,830
Total investments and cash	2,068,752	2,115,144	1,876,077	1,909,560	1,984,592	2,014,610	2,042,834	2,229,589
Due from reinsurers	4,005,194	4,005,539	3,993,258	4,033,138	4,055,054	4,074,527	4,077,734	4,130,637
Deferred policy acquisition costs	1,066,422	1,098,124	1,133,542	1,179,143	1,208,466	1,242,983	1,293,974	1,321,415
Other assets	579,393	599,840	566,809	564,953	578,009	597,265	597,348	591,895
Separate account assets	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829	2,458,739	2,581,659	2,469,118
Total assets	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950	$10,388,124	$10,593,549	$10,742,654

Liabilities:
Future policy benefits	$4,850,488	$4,898,538	$4,943,743	$5,022,048	$5,063,103	$5,103,278	$5,180,013	$5,214,878
Other policy liabilities	606,310	614,892	584,587	587,646	593,084	585,217	576,737	630,248
Income taxes	114,611	122,925	89,713	101,708	105,885	127,906	137,797	136,065
Other liabilities	358,578	366,669	344,649	329,566	377,689	375,864	346,535	365,900
Notes payable	374,433	374,445	374,457	374,469	374,481	374,494	374,506	374,519
Surplus note	—	—	—	—	—	—	—	189,830
Payable under securities lending	139,927	133,325	86,272	75,852	89,852	109,094	93,569	67,614
Separate account liabilities	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829	2,458,739	2,581,659	2,469,118
Total liabilities	9,062,461	9,125,463	8,859,162	9,004,174	9,107,923	9,134,591	9,290,818	9,448,172
Stockholders’ equity:
Common stock ($0.01 par value) (1)	564	567	545	547	548	546	542	537
Paid-in capital	602,269	609,100	456,050	464,784	472,632	462,837	447,949	429,257
Retained earnings	503,173	535,609	572,714	609,778	640,840	679,183	721,788	756,738
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	114,958	112,263	74,845	72,773	67,378	78,911	92,049	78,130
Net unrealized investment losses other-than-temporarily impaired	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)	(1,346)	(1,346)	(461)
Cumulative translation adjustment	55,488	51,358	43,158	48,672	41,975	33,404	41,749	30,282
Total stockholders’ equity	1,275,416	1,307,853	1,146,265	1,195,505	1,222,027	1,253,532	1,302,731	1,294,482
Total liabilities and stockholders' equity	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950	$10,388,124	$10,593,549	$10,742,654

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968	$1,212,028	$1,216,813
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	114,958	112,263	74,845	72,773	67,378	78,911	92,049	78,130
Net unrealized investment losses other-than-temporarily impaired	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)	(1,346)	(1,346)	(461)
Total reconciling items	113,923	111,219	73,797	71,726	66,032	77,564	90,703	77,669
Total stockholders’ equity	$1,275,416	$1,307,853	$1,146,265	$1,195,505	$1,222,027	$1,253,532	$1,302,731	$1,294,482

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,218,939	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968	$1,212,028
Net Income	40,270	38,845	43,490	43,190	37,201	45,080	49,271	41,595
Shareholder dividends	(5,321)	(6,409)	(6,385)	(6,126)	(6,138)	(6,738)	(6,666)	(6,646)
Retirement of shares and warrants	(98,208)	(3,077)	(166,395)	—	—	(19,187)	(21,972)	(30,694)
Net foreign currency translation adjustment	(2,746)	(4,130)	(8,200)	5,514	(6,697)	(8,571)	8,346	(11,468)
Other, net	8,559	9,911	13,323	8,736	7,850	9,389	7,081	11,997
Balance, end of period	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968	$1,212,028	$1,216,813

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,036,020	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466	$1,242,983	$1,293,974
General expenses deferred	6,869	6,631	8,669	7,399	7,396	7,273	8,136	7,147
Commission costs deferred	60,349	60,048	63,835	65,535	63,828	69,559	68,674	66,602
Amortization of deferred policy acquisition costs	(34,628)	(31,252)	(30,111)	(32,192)	(35,627)	(35,193)	(32,696)	(36,944)
Foreign currency impact and other, net	(2,187)	(3,726)	(6,974)	4,860	(6,274)	(7,122)	6,877	(9,363)
Balance, end of period	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466	$1,242,983	$1,293,974	$1,321,415

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	56,598,327	56,510,785	54,957,274	55,080,615	55,224,404	54,926,561	54,712,874	(244,400)	-0.40%	56,019,271	54,953,027	(1,066,244)	-1.90%

Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$41,595	$(1,595)	-3.70%	$125,525	$135,947	$10,422	8.30%
Less income attributable to unvested participating securities	(1,017)	(553)	(556)	(482)	(576)	(542)	(447)	109	19.60%	(2,173)	(1,564)	609	28.00%
Net income used in computing basic EPS	$37,828	$42,938	$42,633	$36,718	$44,504	$48,729	$41,147	$(1,486)	-3.50%	$123,352	$134,382	$11,031	8.90%
Basic earnings per share	$0.67	$0.76	$0.78	$0.67	$0.81	$0.89	$0.75	$(0.02)	-3.10%	$2.20	$2.45	$0.24	11.10%

Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$41,796	$800	2.00%	$120,763	$133,840	$13,077	10.80%
Less operating income attributable to unvested participating securities	(1,011)	(523)	(528)	(600)	(554)	(536)	(450)	78	14.80%	(2,090)	(1,540)	550	26.30%
Net operating income used in computing basic operating EPS	$37,591	$40,642	$40,468	$45,634	$42,760	$48,194	$41,346	$878	2.20%	$118,673	$132,300	$13,627	11.50%
Basic operating income per share	$0.66	$0.72	$0.74	$0.83	$0.77	$0.88	$0.76	$0.02	2.60%	$2.12	$2.41	$0.29	13.60%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	56,598,327	56,510,785	54,957,274	55,080,615	55,224,404	54,926,561	54,712,874	(244,400	-0.40%	56,019,271	54,953,027	(1,066,244)	-1.90%
Dilutive impact of warrants and options	1,809,066	1,338,164	1,187	15,012	21,997	23,046	30,983	29,796	nm	1,049,472	25,342	(1,024,130)	-97.60%
Shares used to calculate diluted EPS	58,407,393	57,848,949	54,958,461	55,095,627	55,246,401	54,949,607	54,743,857	(214,604)	-0.40%	57,068,743	54,978,369	(2,090,374)	-3.70%

Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$41,595	$(1,595)	-3.70%	$125,525	$135,947	$10,422	8.30%
Less income attributable to unvested participating securities	(991)	(542)	(556)	(482)	(576)	(542)	(447)	109	19.60%	(2,140)	(1,564)	576	26.90%
Net income used in computing diluted EPS	$37,854	$42,948	$42,633	$36,718	$44,504	$48,729	$41,148	$(1,486)	-3.50%	$123,385	$134,383	$10,998	8.90%
Diluted earnings per share	$0.65	$0.74	$0.78	$0.67	$0.81	$0.89	$0.75	$(0.02)	-3.10%	$2.16	$2.44	$0.28	13.10%

Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$41,796	$800	2.00%	$120,763	$133,840	$13,077	10.80%
Less operating income attributable to unvested participating securities	(985)	(513)	(528)	(600)	(554)	(536)	(449)	78	14.90%	(2,058)	(1,539)	519	25.20%
Net operating income used in computing diluted operating EPS	$37,617	$40,652	$40,468	$45,635	$42,760	$48,194	$41,346	$878	2.20%	$118,705	$132,300	$13,596	11.50%
Diluted operating income per share	$0.64	$0.70	$0.74	$0.83	$0.77	$0.88	$0.76	$0.02	2.60%	$2.08	$2.41	$0.33	15.70%

															YOY Q3							YOY YTD
	Q1 2013		Q2 2013		Q3 2013		Q4 2013		Q1 2014		Q2 2014		Q3 2014		Change		% Change	YTD 2013		YTD 2014		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,291,635		$1,227,059		$1,170,885		$1,208,766		$1,237,780		$1,278,132		$1,298,607		$127,722		10.9%	$1,229,859		$1,271,506		$41,647		3.4%
Average adjusted stockholders' equity	$1,179,064		$1,134,551		$1,098,123		$1,139,888		$1,165,982		$1,193,998		$1,214,421		$116,297		10.6%	$1,137,246		$1,191,467		$54,221		4.8%

Net income return on stockholders' equity	12.0%		14.2%		14.8%		12.3%		14.6%		15.4%		12.8%		-1.9%		nm	13.6%		14.3%		0.6%		nm
Net income return on adjusted stockholders' equity	13.2%		15.3%		15.7%		13.1%		15.5%		16.5%		13.7%		-2.0%		nm	14.7%		15.2%		0.5%		nm

Net operating income return on adjusted stockholders' equity	13.1%		14.5%		14.9%		16.2%		14.9%		16.3%		13.8%		-1.2%		nm	14.2%		15.0%		0.8%		nm

Capital Structure
Debt-to-capital (1)	22.3%		24.6%		23.9%		23.5%		23.0%		22.3%		22.4%		-1.4%		nm	23.9%		22.4%		-1.4%		nm

Cash and invested assets to stockholders' equity	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	1.7	x	0.1	x	nm	1.6	x	1.7	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	1.8	x	1.7	x	1.7	x	1.7	x	1.7	x	1.7	x	1.8	x	0.1	x	nm	1.7	x	1.8	x	0.1	x	nm

Share count, end of period (2)	56,682,195		54,503,822		54,686,613		54,833,510		54,569,108		54,193,684		53,681,705		(1,004,908)		-1.8%	54,686,613		53,681,705		(1,004,908)		-1.8%
Adjusted stockholders' equity per share	$21.11		$19.68		$20.55		$21.08		$21.55		$22.36		$22.67		$2.12		10.3%	$20.55		$22.67		$2.12		10.3%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A3		A3		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa3		Baa3		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$560,904	$568,391	$567,047	$568,848	$568,205	$576,740	$577,482	$10,435	1.8%	1,696,342	$1,722,427	$26,085	1.5%
Ceded premiums	(410,604)	(417,450)	(407,489)	(408,615)	(402,715)	(410,546)	(402,198)	5,291	1.3%	(1,235,543)	(1,215,459)	20,084	1.6%
Net premiums	150,300	150,941	159,558	160,233	165,490	166,194	175,284	15,726	9.9%	460,799	506,968	46,169	10.0%
Net investment income	23,216	21,027	22,103	22,407	21,599	21,681	20,465	(1,637)	-7.4%	66,345	63,745	(2,600)	-3.9%
Commissions and fees:
Sales-based (1)	49,656	52,108	51,934	54,386	57,904	60,255	58,394	6,460	12.4%	153,698	176,554	22,855	14.9%
Asset-based (2)	47,490	49,492	51,037	53,493	53,807	56,114	58,744	7,707	15.1%	148,018	168,665	20,647	13.9%
Account-based (3)	9,453	9,588	9,811	10,010	9,720	9,957	10,251	440	4.5%	28,852	29,928	1,076	3.7%
Other commissions and fees	5,674	5,994	5,658	6,019	5,499	5,713	5,539	(119)	-2.1%	17,326	16,751	(575)	-3.3%
Realized investment (losses) gains	2,286	3,468	(407)	899	263	831	(281)	126	30.9%	5,347	813	(4,534)	-84.8%
Other, net	10,376	10,872	10,714	10,776	10,045	10,384	10,791	77	0.7%	31,962	31,220	(742)	-2.3%
Total revenues	298,450	303,490	310,408	318,222	324,328	331,130	339,187	28,779	9.3%	912,348	994,645	82,296	9.0%
Benefits and expenses:
Benefits and claims	68,816	64,322	76,548	70,246	75,191	72,412	81,235	4,688	6.1%	209,685	228,839	19,153	9.1%
Amortization of DAC	31,252	30,111	32,192	35,627	35,193	32,696	36,944	4,752	14.8%	93,556	104,834	11,277	12.1%
Insurance commissions	4,223	4,131	3,933	4,242	4,083	3,881	4,046	114	2.9%	12,287	12,010	(277)	-2.3%
Insurance expenses	25,512	26,513	26,576	26,854	28,502	28,192	31,495	4,919	18.5%	78,602	88,189	9,587	12.2%
Sales commissions:
Sales-based (1)	35,373	36,702	36,266	38,190	41,563	42,702	41,193	4,927	13.6%	108,341	125,458	17,117	15.8%
Asset-based (2)	16,668	17,807	18,805	19,988	20,725	21,859	23,378	4,573	24.3%	53,280	65,962	12,683	23.8%
Other sales commissions	3,007	3,129	3,316	2,986	2,833	2,803	2,929	(388)	-11.7%	9,453	8,564	(889)	-9.4%
Interest expense	8,795	8,792	8,726	8,704	8,606	8,552	8,712	(15)	-0.2%	26,314	25,870	(444)	-1.7%
Other operating expenses	45,664	45,031	41,273	55,241	40,798	42,292	45,235	3,962	9.6%	131,968	128,326	(3,642)	-2.8%
Total benefits and expenses	239,310	236,539	247,636	262,078	257,495	255,390	275,167	27,531	11.1%	723,486	788,052	64,566	8.9%
Income from continued operations before income taxes	59,140	66,950	62,772	56,143	66,832	75,740	64,020	1,248	2.0%	188,863	206,593	17,730	9.4%
Income taxes	21,005	23,783	22,041	19,477	23,347	26,469	22,407	367	1.7%	66,828	72,224	5,396	8.1%
Net income from continued operations	38,135	43,168	40,732	36,666	43,485	49,271	41,613	881	2.2%	122,035	134,369	12,334	10.1%
Net income from discontinued operations net tax	710	322	2,458	534	1,596	—	(18)	(2,476)	-100.7%	3,490	1,578	(1,913)	-54.8%
Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$41,595	$(1,595)	-3.7%	125,525	$135,947	$10,422	8.3%

Income from Continued Operations Before Income Taxes by Segment
Term Life	$45,125	$51,899	$50,136	$50,042	$47,205	$55,070	$45,932	$(4,203)	-8.4%	147,159	$148,207	$1,048	0.7%
Investment & Savings Products	26,353	27,488	31,498	19,810	34,028	36,047	36,904	5,406	17.2%	85,339	106,978	21,639	25.4%
Corporate & Other Distributed Products	(12,338)	(12,436)	(18,862)	(13,708)	(14,400)	(15,377)	(18,816)	45	0.2%	(43,636)	(48,593)	(4,957)	-11.4%
Income from continued operations before income taxes	$59,140	$66,950	$62,772	$56,143	$66,832	$75,740	$64,020	$1,248	2.0%	188,863	$206,593	$17,730	9.4%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 16

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$193,409	$201,422	$205,503	$210,572	$214,780	$223,706	$228,422	$22,919	11.2%	$600,333	$666,908	$66,574	11.1%
Premiums ceded to Citi	358,625	357,613	351,983	350,077	344,883	344,143	340,170	(11,813)	-3.4%	1,068,222	1,029,196	(39,026)	-3.7%
Term Life direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$11,106	2.0%	$1,668,555	$1,696,104	$27,549	1.7%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(49,229)	$(56,608)	$(52,476)	$(55,430)	$(55,450)	$(63,424)	$(59,417)	$(6,941)	-13.2%	$(158,313)	$(178,290)	$(19,977)	-12.6%
Premiums ceded to Citi	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	(340,170)	11,813	3.4%	(1,068,222)	(1,029,196)	39,026	3.7%
Term Life ceded premiums	$(407,854)	$(414,222)	$(404,459)	$(405,506)	$(400,334)	$(407,566)	$(399,587)	$4,872	1.2%	$(1,226,535)	$(1,207,487)	$19,048	1.6%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$296,164	$300,022	$310,815	$317,323	$324,065	$330,299	$339,468	$28,653	9.2%	$907,002	$993,831	$86,830	9.6%
Realized investment gains/(losses)	2,286	3,468	(407)	899	263	831	(281)	nm	nm	5,347	813	nm	nm
Total revenues	$298,450	$303,490	$310,408	$318,222	$324,328	$331,130	$339,187	$28,779	9.3%	$912,348	$994,645	$82,296	9.0%

Reconciliation from Operating Income Before Income Taxes to Income from Continued Operations Before Income Taxes
Operating income before income taxes	$59,864	$63,844	$63,179	$70,795	$66,569	$74,909	$64,301	$1,122	1.8%	$186,888	$205,779	$18,892	10.1%

Operating income before income taxes reconciling items:
Realized investment gains/(losses)	2,286	3,468	(407)	899	263	831	(281)	nm	nm	5,347	813	nm	nm
FRS legal settlements	—	(188)	—	(15,551)	—	—	—	nm	nm	(188)	—	nm	nm
IPO equity award grants	(3,010)	(174)	—	—	—	—	—	nm	nm	(3,184)	—	nm	nm
Total operating income before income taxes reconciling items	(724)	3,106	(407)	(14,652)	263	831	(281)	nm	nm	1,975	813	nm	nm

Income from continued operations before income taxes	$59,140	$66,950	$62,772	$56,143	$66,832	$75,740	$64,020	$1,248	2.0%	$188,863	$206,593	$17,730	9.4%

Reconciliation from Net Operating Income to Net Income
Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$41,796	$800	2.0%	$120,763	$133,840	$13,077	10.8%

Net operating income reconciling items:
Operating income before income taxes reconciling items	(724)	3,106	(407)	(14,652)	263	831	(281)	nm	nm	1,975	813	nm	nm
Tax impact of operating income reconciling items at effective tax rate	257	(1,103)	143	5,084	(92)	(291)	98	nm	nm	(703)	(284)	nm	nm
Total net operating income reconciling items	(467)	2,003	(264)	(9,568)	171	541	(183)	nm	nm	1,272	529	nm	nm

Net income from continued operations	$38,135	$43,168	$40,732	$36,666	$43,485	$49,271	$41,613	$881	2.2%	$122,035	$134,369	$12,334	10.1%
Net income from discontinued operations net tax	710	322	2,458	534	1,596	—	(18)	nm	nm	3,490	1,578	nm	nm
Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$41,595	$(1,595)	-3.7%	$125,525	$135,947	$10,422	8.3%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$11,106	2.0%	$1,668,555	$1,696,104	$27,549	1.7%
Premiums ceded to Citi (1)	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	(340,170)	11,813	3.4%	(1,068,222)	(1,029,196)	39,026	3.7%
Adjusted direct premiums (2)	193,409	201,422	205,503	210,572	214,780	223,706	228,422	22,919	11.2%	600,333	666,908	66,574	11.1%
Other ceded premiums (3)	(49,229)	(56,608)	(52,476)	(55,430)	(55,450)	(63,424)	(59,417)	(6,941)	-13.2%	(158,313)	(178,290)	(19,977)	-12.6%
Net premiums	144,180	144,813	153,027	155,142	159,330	160,282	169,005	15,978	10.4%	442,020	488,617	46,597	10.5%
Allocated net investment income	16,670	16,935	17,385	17,807	16,713	16,839	17,235	(150)	-0.9%	50,989	50,787	(203)	-0.4%
Other, net	6,984	7,436	7,399	7,199	6,937	7,245	7,337	(62)	-0.8%	21,819	21,520	(299)	-1.4%
Operating revenues	167,833	169,184	177,811	180,147	182,980	184,366	193,577	15,766	8.9%	514,828	560,924	46,096	9.0%
Benefits and expenses:
Benefits and claims	65,547	61,689	67,788	67,334	71,263	68,287	77,722	9,934	14.7%	195,023	217,272	22,250	11.4%
Amortization of DAC	27,865	25,777	29,679	32,570	32,721	29,778	34,171	4,492	15.1%	83,320	96,670	13,350	16.0%
Insurance commissions	1,199	1,062	901	1,437	1,315	929	1,070	169	18.7%	3,162	3,314	151	4.8%
Insurance expenses	23,846	24,508	25,125	24,603	26,413	26,293	30,514	5,389	21.5%	73,478	83,221	9,742	13.3%
Interest expense	4,252	4,250	4,183	4,161	4,063	4,009	4,168	(15)	-0.4%	12,685	12,240	(445)	-3.5%
Operating benefits and expenses	122,708	117,285	127,676	130,105	135,776	129,296	147,645	19,969	15.6%	367,669	412,716	45,047	12.3%
Operating income before income taxes	$45,125	$51,899	$50,136	$50,042	$47,205	$55,070	$45,932	$(4,203)	-8.4%	$147,159	$148,207	$1,048	0.7%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$49,656	$52,108	$51,934	$54,386	$57,904	$60,255	$58,394	$6,460	12.4%	$153,698	$176,554	$22,855	14.9%
Asset-based	47,490	49,492	51,037	53,493	53,807	56,114	58,744	7,707	15.1%	148,018	168,665	20,647	13.9%
Account-based	9,453	9,588	9,811	10,010	9,720	9,957	10,251	440	4.5%	28,852	29,928	1,076	3.7%
Other, net	2,122	2,173	1,941	2,444	1,839	1,821	1,884	(57)	-2.9%	6,236	5,543	(693)	-11.1%
Operating revenues	108,721	113,361	114,723	120,333	123,270	128,147	129,273	14,550	12.7%	336,805	380,690	43,885	13.0%
Benefits and expenses:
Amortization of DAC	2,892	3,876	2,542	1,885	2,335	2,172	2,484	(58)	-2.3%	9,310	6,991	(2,319)	-24.9%
Insurance commissions	2,274	2,331	2,249	2,193	2,086	2,237	2,290	42	1.8%	6,853	6,614	(239)	-3.5%
Sales commissions:													#DIV/0!
Sales-based	35,373	36,702	36,266	38,190	41,563	42,702	41,193	4,927	13.6%	108,341	125,458	17,117	15.8%
Asset-based	16,668	17,807	18,805	19,988	20,725	21,859	23,378	4,573	24.3%	53,280	65,962	12,683	23.8%
Other operating expenses	25,162	24,971	23,362	22,716	22,532	23,131	23,024	(338)	-1.4%	73,495	68,687	(4,808)	-6.5%
Operating benefits and expenses	82,368	85,686	83,224	84,972	89,243	92,100	92,369	9,145	11.0%	251,279	273,712	22,433	8.9%
Operating income before income taxes	$26,353	$27,675	$31,498	$35,361	$34,028	$36,047	$36,904	$5,406	17.2%	$85,527	$106,978	$21,452	25.1%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,870	$9,356	$9,561	$8,200	$8,542	$8,892	$8,890	$(671)	-7.0%	$27,787	$26,324	$(1,463)	-5.3%
Ceded premiums	(2,750)	(3,229)	(3,030)	(3,109)	(2,381)	(2,980)	(2,611)	419	13.8%	(9,008)	(7,973)	1,035	11.5%
Net premiums	6,120	6,127	6,531	5,091	6,160	5,912	6,279	(252)	-3.9%	18,779	18,351	(428)	-2.3%
Allocated net investment income	6,546	4,092	4,718	4,600	4,885	4,842	3,230	(1,487)	-31.5%	15,356	12,958	(2,398)	-15.6%
Commissions and fees:
Loans	293	406	264	256	200	101	78	(187)	-70.7%	963	378	(585)	-60.8%
DebtWatchers	491	462	482	411	385	360	337	(145)	-30.0%	1,435	1,082	(353)	nm
Prepaid Legal Services	2,254	2,255	2,396	2,415	2,339	2,285	2,487	91	3.8%	6,905	7,111	206	3.0%
Auto and Homeowners Insurance	1,685	1,890	1,470	1,982	1,719	1,998	1,606	136	9.2%	5,046	5,322	277	5.5%
Long-Term Care Insurance	628	664	705	565	521	570	565	(140)	-19.9%	1,997	1,656	(341)	-17.1%
Other sales commissions	323	316	341	389	337	399	467	126	36.9%	981	1,203	222	22.7%
Other, net	1,270	1,263	1,374	1,133	1,269	1,318	1,569	195	14.2%	3,907	4,156	250	6.4%
Operating revenues	19,610	17,477	18,281	16,843	17,814	17,785	16,618	(1,663)	-9.1%	55,368	52,217	(3,151)	-5.7%
Benefits and expenses:
Benefits and claims	3,269	2,634	8,760	2,912	3,928	4,125	3,513	(5,247)	-59.9%	14,663	11,566	(3,096)	-21.1%
Amortization of DAC	496	459	(29)	1,171	137	747	289	318	nm	926	1,173	247	26.6%
Insurance commissions	750	738	783	612	681	715	686	(97)	-12.3%	2,271	2,082	(189)	-8.3%
Insurance expenses	1,667	2,006	1,451	2,252	2,088	1,900	981	(470)	-32.4%	5,124	4,969	(155)	-3.0%
Sales commissions	3,007	3,129	3,316	2,986	2,833	2,803	2,929	(388)	-11.7%	9,453	8,564	(889)	-9.4%
Interest expense	4,543	4,543	4,543	4,543	4,543	4,543	4,544	1	nm	13,629	13,630	2	nm
Other operating expenses	17,492	19,698	17,911	16,975	18,266	19,161	22,211	4,300	24.0%	55,101	59,639	4,538	8.2%
Operating benefits and expenses	31,224	33,207	36,736	31,450	32,477	33,993	35,153	(1,583)	-4.3%	101,166	101,624	457	0.5%
Operating income before income taxes	$(11,614)	$(15,730)	$(18,455)	$(14,607)	$(14,663)	$(16,208)	$(18,535)	$(81)	-0.4%	$(45,798)	$(49,406)	$(3,608)	-7.9%

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)								YOY Q3				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Revenues:
Direct Premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	11,106	2.0%	$1,668,555	$1,696,104	$27,549	1.7%
Premiums ceded to Citi (1)	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	(340,170)	11,813	3.4%	(1,068,222)	(1,029,196)	39,026	3.7%
Adjusted direct premiums (2)	193,409	201,422	205,503	210,572	214,780	223,706	228,422	22,919	11.2%	600,333	666,908	66,574	11.1%
Other ceded premiums (3)	(49,229)	(56,608)	(52,476)	(55,430)	(55,450)	(63,424)	(59,417)	(6,941)	-13.2%	(158,313)	(178,290)	(19,977)	-12.6%
Net premiums	144,180	144,813	153,027	155,142	159,330	160,282	169,005	15,978	10.4%	442,020	488,617	46,597	10.5%
Allocated net investment income	16,670	16,935	17,385	17,807	16,713	16,839	17,235	(150)	-0.9%	50,989	50,787	(203)	-0.4%
Other, net	6,984	7,436	7,399	7,199	6,937	7,245	7,337	(62)	-0.8%	21,819	21,520	(299)	-1.4%
Operating revenues	167,833	169,184	177,811	180,147	182,980	184,366	193,577	15,766	8.9%	514,828	560,924	46,096	9.0%
Benefits and expenses:
Benefits and claims	65,547	61,689	67,788	67,334	71,263	68,287	77,722	9,934	14.7%	195,023	217,272	22,250	11.4%
Amortization of DAC	27,865	25,777	29,679	32,570	32,721	29,778	34,171	4,492	15.1%	83,320	96,670	13,350	16.0%
Insurance commissions	1,199	1,062	901	1,437	1,315	929	1,070	169	18.7%	3,162	3,314	151	4.8%
Insurance expenses	23,846	24,508	25,125	24,603	26,413	26,293	30,514	5,389	21.5%	73,478	83,221	9,742	13.3%
Interest expense	4,252	4,250	4,183	4,161	4,063	4,009	4,168	(15)	-0.4%	12,685	12,240	(445)	-3.5%
Operating benefits and expenses	122,708	117,285	127,676	130,105	135,776	129,296	147,645	19,969	15.6%	367,669	412,716	45,047	12.3%
Operating income before income taxes	$45,125	$51,899	$50,136	$50,042	$47,205	$55,070	$45,932	$(4,203)	-8.4%	$147,159	$148,207	$1,048	0.7%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$145,636	$25,784	21.5%	$340,336	$416,464	$76,127	22.4%
Legacy direct premiums (5)	445,957	444,628	437,634	435,255	428,809	427,876	422,956	(14,678)	-3.4%	1,328,219	1,279,640	(48,579)	-3.7%
Total direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$11,106	2.0%	$1,668,555	$1,696,104	$27,549	1.7%

Premiums ceded to Citi	$358,625	$357,613	$351,983	$350,077	$344,883	$344,143	$340,170	(11,813)	-3.4%	$1,068,222	$1,029,196	$(39,026)	-3.7%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$114,776	$118,297	$120,263	$122,764	$126,713	$131,711	$137,139	16,875	14.0%	$353,336	$395,563	$42,227	12.0%
% of adjusted direct premiums	59.3%	58.7%	58.5%	58.3%	59.0%	58.9%	60.0%	nm	nm	58.9%	59.3%	nm	nm

DAC amortization & insurance commissions	$29,064	$26,839	$30,580	$34,007	$34,036	$30,707	$35,241	4,661	15.2%	$86,483	$99,984	$13,501	15.6%
% of adjusted direct premiums	15.0%	13.3%	14.9%	16.1%	15.8%	13.7%	15.4%	nm	nm	14.4%	15.0%	nm	nm

Insurance expenses, net (7)	$16,862	$17,072	$17,726	$17,404	$19,476	$19,047	$23,177	5,451	30.8%	$51,659	$61,700	$10,041	19.4%
% of adjusted direct premiums	8.7%	8.5%	8.6%	8.3%	9.1%	8.5%	10.1%	nm	nm	8.6%	9.3%	nm	nm

Total term life operating income before income taxes	$45,125	$51,899	$50,136	$50,042	$47,205	$55,070	$45,932	(4,203)	-8.4%	$147,159	$148,207	$1,048	0.7%
% of adjusted direct premiums	23.3%	25.8%	24.4%	23.8%	22.0%	24.6%	20.1%	nm	nm	24.5%	22.2%	nm	nm

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi
(4)	Primary direct premiums - direct premiums not subject to the 2010 Citi reinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 Citi reinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	92,373	90,917	92,227	94,529	95,566	95,382	96,596	4,369	4.7%	92,373	95,566	3,193	3.5%
New life-licensed representatives	7,165	8,875	9,630	8,485	7,447	9,082	8,793	(837)	-8.7%	25,670	25,322	(348)	-1.4%
Non-renewal and terminated representatives	(8,621)	(7,565)	(7,328)	(7,448)	(7,631)	(7,868)	(7,423)	(95)	-1.3%	(23,514)	(22,922)	592	2.5%
Life-insurance licensed sales force, end of period	90,917	92,227	94,529	95,566	95,382	96,596	97,966	3,437	3.6%	94,529	97,966	3,437	3.6%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$40.2	$45.9	$43.9	$43.5	$40.1	$48.0	$44.7	$0.8	1.8%	$130.0	$132.8	$2.8	2.2%
Additions and increases in premium	11.4	12.3	12.3	12.5	12.4	13.0	12.9	0.6	4.7%	36.0	38.3	2.3	6.3%
Total estimated annualized issued term life premium	$51.6	$58.2	$56.2	$56.0	$52.5	$61.1	$57.6	$1.4	2.4%	$166.0	$171.1	$5.1	3.1%

Issued term life policies	50,356	57,622	53,997	52,642	49,320	59,569	55,146	1,149	2.1%	161,975	164,035	2,060	1.3%
Estimated average annualized issued term life premium per policy (1)(2)	$799	$797	$813	$826	$813	$806	$810	$(3)	-0.3%	$803	$810	$7	0.9%

Term life face amount in-force, beginning of period ($mills)	$670,412	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978	$7,623	1.1%	$670,412	$674,868	$4,456	0.7%
Issued term life face amount (3)	15,709	17,798	17,056	17,219	15,748	18,494	17,337	282	1.7%	50,563	51,578	1,015	2.0%
Terminated term life face amount	(14,917)	(13,139)	(14,346)	(15,329)	(14,160)	(12,759)	(13,866)	480	3.3%	(42,402)	(40,785)	1,617	3.8%
Foreign currency impact, net	(790)	(719)	(704)	(3,383)	(3,378)	3,166	(4,272)	(3,568)	nm	(2,213)	(4,484)	(2,271)	nm
Term life face amount in-force, end of period	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978	$681,178	$4,817	0.7%	$676,360	$681,178	$4,817	0.7%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Term Life Insurance - New Term / Legacy Format of Financial Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$145,636	$25,784	21.5%	$340,336	$416,464	$76,127	22.4%
Ceded premiums	(18,577)	(20,927)	(18,937)	(19,934)	(23,400)	(25,838)	(24,248)	(5,311)	-28.0%	(58,441)	(73,487)	(15,045)	-25.7%
Net premiums	87,501	93,479	100,915	105,460	107,455	114,135	121,388	20,473	20.3%	281,895	342,977	61,082	21.7%
Allocated net investment income	3,513	3,941	4,438	5,055	5,182	5,734	6,023	1,585	35.7%	11,892	16,939	5,047	42.4%
Other, net	6,957	7,366	7,304	7,128	6,924	7,315	7,311	7	0.1%	21,627	21,549	(78)	-0.4%
Operating revenues	97,971	104,786	112,657	117,643	119,561	127,183	134,721	22,065	19.6%	315,413	381,465	66,052	20.9%
Benefits and expenses:
Benefits and claims	32,124	33,764	39,105	40,357	40,597	40,773	47,049	7,944	20.3%	104,993	128,418	23,425	22.3%
Amortization of DAC	17,759	17,091	20,417	23,817	23,470	21,267	24,943	4,526	22.2%	55,267	69,679	14,412	26.1%
Insurance commissions	817	691	493	573	911	534	648	155	31.5%	2,001	2,093	92	4.6%
Insurance expenses	31,613	32,550	33,040	33,567	34,961	34,935	38,690	5,650	17.1%	97,203	108,586	11,383	11.7%
Interest expense	361	403	422	464	483	511	735	313	74.2%	1,185	1,729	544	45.9%
Operating benefits and expenses	82,674	84,499	93,477	98,777	100,422	98,020	112,064	18,588	19.9%	260,650	310,506	49,856	19.1%
Operating income before income taxes	$15,296	$20,287	$19,180	$18,866	$19,138	$29,163	$22,657	$3,477	18.1%	$54,763	$70,959	$16,195	29.6%

New Term Life Insurance - Financial Analysis (1)
Direct premium	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$145,636	25,784	21.5%	340,336	416,464	76,127	22.4%

New term life operating income before income taxes	$15,296	$20,287	$19,180	$18,866	$19,138	$29,163	$22,657	3,477	18.1%	54,763	70,959	16,195	29.6%
% of direct premium	14.4%	17.7%	16.0%	15.0%	14.6%	20.8%	15.6%	nm	nm	16.1%	17.0%	nm	nm

Benefits & expenses, net (2)	$69,277	$72,474	$78,952	$84,680	$88,377	$88,412	$96,888	17,936	22.7%	220,703	273,677	52,974	24.0%
% of direct premium	65.3%	63.3%	65.9%	67.5%	67.5%	63.2%	66.5%	nm	nm	64.8%	65.7%	nm	nm

Insurance expenses, net (3)	$24,656	$25,184	$25,736	$26,439	$28,038	$27,620	$31,379	5,643	21.9%	75,576	87,037	11,461	15.2%
% of direct premium	23.2%	22.0%	21.5%	21.1%	21.4%	19.7%	21.5%	nm	nm	22.2%	20.9%	nm	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (4)
Revenues:
Direct premiums	$445,957	$444,628	$437,634	$435,255	$428,809	$427,876	$422,956	$(14,678)	-3.4%	$1,328,219	$1,279,640	$(48,579)	-3.7%
Ceded premiums	(389,277)	(393,294)	(385,522)	(385,572)	(376,934)	(381,728)	(375,338)	10,183	2.6%	(1,168,093)	(1,134,000)	34,093	2.9%
Net premiums	56,679	51,334	52,112	49,682	51,875	46,148	47,617	(4,494)	-8.6%	160,125	145,640	(14,485)	-9.0%
Allocated net investment income	13,156	12,994	12,947	12,752	11,531	11,105	11,212	(1,736)	-13.4%	39,098	33,848	(5,250)	-13.4%
Other, net	27	70	96	70	14	(69)	27	(69)	-72.0%	192	(29)	(221)	-115.0%
Operating revenues	69,863	64,397	65,155	62,504	63,420	57,183	58,856	(6,299)	-9.7%	199,415	179,459	(19,956)	-10.0%
Benefits and expenses:
Benefits and claims	33,422	27,925	28,683	26,977	30,666	27,514	30,673	1,991	6.9%	90,030	88,854	(1,176)	-1.3%
Amortization of DAC	10,105	8,686	9,262	8,753	9,252	8,511	9,228	(34)	-0.4%	28,053	26,991	(1,062)	-3.8%
Insurance commissions	383	371	408	865	404	395	421	13	3.3%	1,161	1,220	59	5.1%
Insurance expenses	9,128	8,598	8,490	7,203	7,664	7,384	7,666	(823)	-9.7%	26,216	22,714	(3,502)	-13.4%
Insurance expense allowance	(16,896)	(16,640)	(16,405)	(16,168)	(16,212)	(16,025)	(15,842)	563	3.4%	(49,940)	(48,079)	1,861	3.7%
Interest expense	3,892	3,847	3,761	3,698	3,580	3,498	3,433	(328)	-8.7%	11,500	10,510	(990)	-8.6%
Operating benefits and expenses	40,034	32,786	34,199	31,329	35,354	31,276	35,580	1,382	4.0%	107,019	102,210	(4,809)	-4.5%
Operating income before income taxes	$29,829	$31,611	$30,956	$31,176	$28,066	$25,907	$23,275	$(7,681)	-24.8%	$92,396	$77,249	$(15,147)	-16.4%

Legacy Term Life Insurance - Financial Analysis (4)
Direct premium	$445,957	$444,628	$437,634	$435,255	$428,809	$427,876	$422,956	(14,678)	-3.4%	1,328,219	1,279,64	(48,579)	-3.7%

Legacy term life operating income before income taxes	$29,829	$31,611	$30,956	$31,176	$28,066	$25,907	$23,275	(7,681)	-24.8%	92,396	77,249	(15,147)	-16.4%
% of direct premium	6.7%	7.1%	7.1%	7.2%	6.5%	6.1%	5.5%	nm	nm	7.0%	6.0%	nm	nm

(1)	Represents results associated with business not subject to the 2010 Citi reinsurance transactions.
(2)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(3)	Insurance expenses, net - insurance expenses, net of other net revenues
(4)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

11 of 16

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$49,656	$52,108	$51,934	$54,386	$57,904	$60,255	$58,394	$6,460	12.4%	$153,698	$176,554	$22,855	14.9%
Asset-based	47,490	49,492	51,037	53,493	53,807	56,114	58,744	7,707	15.1%	148,018	168,665	20,647	13.9%
Account-based	9,453	9,588	9,811	10,010	9,720	9,957	10,251	440	4.5%	28,852	29,928	1,076	3.7%
Other, net	2,122	2,173	1,941	2,444	1,839	1,821	1,884	(57)	-2.9%	6,236	5,543	(693)	-11.1%
Operating revenues	108,721	113,361	114,723	120,333	123,270	128,147	129,273	14,550	12.7%	336,805	380,690	43,885	13.0%
Benefits and expenses:
Amortization of DAC	2,892	3,876	2,542	1,885	2,335	2,172	2,484	(58)	-2.3%	9,310	6,991	(2,319)	-24.9%
Insurance commissions	2,274	2,331	2,249	2,193	2,086	2,237	2,290	42	1.8%	6,853	6,614	(239)	-3.5%
Sales commissions:
Sales-based	35,373	36,702	36,266	38,190	41,563	42,702	41,193	4,927	13.6%	108,341	125,458	17,117	15.8%
Asset-based	16,668	17,807	18,805	19,988	20,725	21,859	23,378	4,573	24.3%	53,280	65,962	12,683	23.8%
Other operating expenses	25,162	24,971	23,362	22,716	22,532	23,131	23,024	(338)	-1.4%	73,495	68,687	(4,808)	-6.5%
Operating benefits and expenses	82,368	85,686	83,224	84,972	89,243	92,100	92,369	9,145	11.0%	251,279	273,712	22,433	8.9%
Operating income before income taxes	$26,353	$27,675	$31,498	$35,361	$34,028	$36,047	$36,904	$5,406	17.2%	$85,527	$106,978	$21,452	25.1%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$711.9	$722.7	$648.2	$683.3	$821.4	$820.9	$762.8	$114.7	17.7%	$2,082.8	$2,405.1	$322.4	15.5%
Indexed Annuities	92.9	111.7	104.4	104.0	84.2	84.7	62.0	(42.5)	-40.7%	309.1	230.9	(78.2)	-25.3%
Variable Annuities and other	388.1	361.5	388.0	384.3	365.8	417.1	434.2	46.2	11.9%	1,137.7	1,217.1	79.3	7.0%
Total sales-based revenue generating product sales	1,193.0	1,195.9	1,140.6	1,171.5	1,271.4	1,322.7	1,259.0	118.4	10.4%	3,529.5	3,853.1	323.5	9.2%
Managed Accounts	56.7	57.5	57.1	53.8	62.8	65.3	66.3	9.2	16.1%	171.3	194.5	23.2	13.5%
Segregated Funds	115.6	64.3	51.0	51.7	76.6	51.1	51.2	0.2	0.5%	230.9	179.0	(51.9)	-22.5%
Total product sales	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$1,410.8	$1,439.2	$1,376.5	$127.8	10.2%	$3,931.7	$4,226.5	$294.8	7.5%

Client asset values, beginning of period ($mills)	$37,386	$39,853	$40,166	$42,177	$44,990	$45,839	$48,008	$7,842	19.5%	$37,386	$44,990	$7,604	20.3%
Inflows	1,365	1,318	1,249	1,277	1,411	1,439	1,377	128	10.2%	3,932	4,227	295	7.5%
Outflows (1)	(1,283)	(1,165)	(1,140)	(1,146)	(1,246)	(1,211)	(1,206)	(66)	-5.8%	(3,587)	(3,663)	(76)	-2.1%
Net flows	82	153	109	131	165	228	171	61	nm	345	564	219	nm
Change in market value, net and other (2)	2,384	161	1,901	2,682	683	1,941	(780)	(2,681)	nm	4,446	1,845	(2,601)	nm
Client asset values, end of period	$39,853	$40,166	$42,177	$44,990	$45,839	$48,008	$47,399	$5,222	12.4%	$42,177	$47,399	$5,222	12.4%
Annualized net flows as % of beginning of period asset values	0.9%	1.5%	1.1%	1.2%	1.5%	2.0%	1.4%	0.3%	nm	1.2%	1.7%	0.4%	nm

Average client asset values ($mills)
Retail Mutual Funds	$25,170	$26,041	$26,478	$28,122	$28,842	$29,829	$30,457	$3,979	15.0%	$25,896	$29,709	$3,813	14.7%
Managed Accounts	652	786	882	1,004	1,095	1,203	1,287	404	45.8%	774	1,195	421	54.4%
Indexed Annuities	441	545	648	750	839	921	986	338	52.1%	545	915	370	68.0%
Variable Annuities and other	9,869	10,352	10,687	11,410	11,839	12,152	12,548	1,861	17.4%	10,303	12,180	1,877	18.2%
Segregated Funds	2,624	2,601	2,529	2,546	2,449	2,507	2,547	18	0.7%	2,585	2,501	(84)	-3.2%
Total	$38,756	$40,326	$41,225	$43,832	$45,063	$46,611	$47,825	$6,601	16.0%	$40,102	$46,500	$6,398	16.0%

Average number of fee-generating accounts (thous) (3)
Recordkeeping and custodial accounts	1,940	1,946	1,955	1,975	1,991	2,011	2,026	71	3.6%	1,947	2,009	62	3.2%
Recordkeeping only accounts	596	576	582	590	596	604	611	28	4.9%	585	603	19	3.2%
Total	2,536	2,522	2,537	2,566	2,587	2,614	2,636	99	3.9%	2,532	2,612	81	3.2%

Financial Analysis

Sales-based net revenue as % of revenue-generating sales (4)	1.20%	1.29%	1.37%	1.38%	1.29%	1.33%	1.37%	nm	nm	1.29%	1.33%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.06%	0.07%	0.07%	0.06%	0.06%	0.06%	nm	nm	0.20%	0.19%	nm	nm

Account-based revenue per average fee generating account (6)	$3.73	$3.80	$3.87	$3.90	$3.76	$3.81	$3.89	nm	nm	$11.40	$11.46	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2014
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$165,072	$165,072	$-	8.2%	8.7%

Fixed Income:
Treasury	31,079	30,938	141	1.5%	1.6%	2.88%	AAA
Government	134,268	127,817	6,450	6.7%	6.7%	4.31%	AA
Tax-Exempt Municipal	5,027	5,020	7	0.2%	0.3%	3.25%	AA-
Corporate	1,218,839	1,140,757	78,082	60.6%	60.0%	4.98%	BBB+
Mortgage-Backed	124,622	115,558	9,064	6.2%	6.1%	4.89%	AAA
Asset-Backed	90,367	90,289	79	4.5%	4.8%	0.69%	AA+
CMBS	83,791	79,920	3,871	4.2%	4.2%	3.91%	AAA
Private	104,594	99,725	4,869	5.2%	5.2%	5.23%	BBB
Redeemable Preferred	2,407	2,746	(339)	0.1%	0.1%	19.65%	A-
Convertible	2,067	1,670	397	0.1%	0.1%	5.50%	BBB
Total Fixed Income	1,797,060	1,694,440	102,620	89.3%	89.2%	4.62%	A

Equities:
Perpetual Preferred	14,851	14,051	800	0.7%	0.7%
Common Stock	22,834	16,553	6,281	1.1%	0.9%
Mutual Fund	5,994	3,767	2,227	0.3%	0.2%
Other	6,454	6,454	0	0.3%	0.3%
Total Equities	50,133	40,824	9,309	2.5%	2.1%

Total Invested Assets	$2,012,265	$1,900,336	$111,929	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$147,734	$138,839	$8,895	12.1%	12.2%
Consumer Non Cyclical	140,415	130,492	9,924	11.5%	11.4%
Reits	133,290	126,188	7,102	10.9%	11.1%
Basic Industry	109,129	102,910	6,219	9.0%	9.0%
Electric	107,601	96,592	11,009	8.8%	8.5%
Banking	101,146	98,085	3,060	8.3%	8.6%
Insurance	82,229	75,167	7,061	6.7%	6.6%
Technology	80,447	76,560	3,887	6.6%	6.7%
Communications	72,642	66,980	5,662	6.0%	5.9%
Capital Goods	70,680	65,385	5,295	5.8%	5.7%
Consumer Cyclical	49,187	46,502	2,685	4.0%	4.1%
Transportation	39,983	38,443	1,540	3.3%	3.4%
Brokerage	25,957	24,070	1,887	2.1%	2.1%
Brokerage	19,284	17,678	1,606	1.6%	1.5%
Industrial Other	19,008	18,125	882	1.6%	1.6%
Natural Gas	10,805	9,650	1,155	0.9%	0.8%
Financial Other	9,302	9,091	212	0.8%	0.8%
Total Corporate Portfolio	$1,218,839	$1,140,757	$78,082	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$200,818	$197,921	$2,897	11.2%	11.7%	3.34%
1-2 Yrs.	119,862	116,410	3,452	6.7%	6.9%	4.27%
2-5 Yrs.	648,466	590,486	57,980	36.1%	34.8%	5.37%
5-10 Yrs.	774,389	741,184	33,204	43.1%	43.7%	4.43%
> 10 Yrs.	53,525	48,438	5,087	3.0%	2.9%	5.11%
Total Fixed Income	$1,797,060	$1,694,440	$102,620	100.0%	100.0%	4.64%

Duration

Fixed Income portfolio duration	4.2	years

Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of September 30, 2014	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$291,813	17.2%
AA	114,712	6.8%
A	389,616	23.0%
BBB	814,245	48.1%
Below Investment Grade	83,547	4.9%
NA	507	0.0%
Total Fixed Income	$1,694,440	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$4,313	0.4%	AAA	$119	0.1%
AA	57,051	5.0%	AA	4,180	4.2%
A	300,077	26.3%	A	3,616	3.6%
BBB	707,879	62.1%	BBB	85,689	85.9%
Below Investment Grade	71,260	6.2%	Below Investment Grade	6,120	6.1%
NA	178	0.0%	NA	-	—
Total Corporate	$1,140,757	100.0%	Total Private	$99,725	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$71,351	89.3%	AAA	$108,921	94.3%
AA	2,430	3.0%	AA	2,933	2.5%
A	582	0.7%	A	1,541	1.3%
BBB	4,285	5.4%	BBB	2,164	1.9%
Below Investment Grade	1,272	1.6%	Below Investment Grade	-	—
NA	0	0.0%	NA	-	—
Total CMBS	$79,920	100.0%	Total Mortgage-Backed	$115,558	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$48,135	53.3%	AAA	$58,382	36.8%
AA	1,932	2.1%	AA	47,079	29.7%
A	39,609	43.9%	A	42,701	26.9%
BBB	170	0.2%	BBB	10,593	6.7%
Below Investment Grade	443	0.5%	Below Investment Grade	-	—
NA	-	—	NA	-	—
Total Asset-Backed	$90,289	100.0%	Total Treasury & Government	$158,755	100.0%

NAIC Designations

1	$604,264	41.1%
2	786,007	53.4%
3	62,389	4.2%
4	10,809	0.7%
5	7,537	0.5%
6	632	0.0%
U.S. Insurer Fixed Income (2)	1,471,638	100.0%
Other (3)	263,626
Cash and cash equivalents	165,072
Total Invested Assets	$1,900,336

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$23,210	$22,648	$21,785	$22,217	$21,032	$20,454	$19,634	(2,151)	-9.9%
Fixed-maturity securities (held-to-maturity)	—	—	—	—	—	—	1,299	1,299	nm
Equity Securities	272	292	277	345	385	471	450	173	62.5%
Deposit asset underlying 10% reinsurance treaty	563	(1,061)	829	607	953	1,490	(127)	(956)	nm
Policy loans and other invested assets	320	327	325	391	388	398	1,666	1,341	412.6%
Cash & cash equivalents	88	73	54	57	53	68	70	16	29.6%
Total investment income	24,453	22,279	23,270	23,617	22,811	22,881	22,992	(278)	-1.2%
Investment expenses	1,237	1,252	1,167	1,211	1,212	1,200	1,228	61	5.2%
Interest Expense on Surplus Note	—	—	—	—	—	—	1,299	1,299	nm
Net investment income	$23,216	$21,027	$22,103	$22,406	$21,599	$21,681	$20,465	(1,638)	-7.4%
Fixed income book yield, end of period	5.28%	5.29%	5.19%	4.93%	4.87%	4.76%	4.62%	—	—
New money yield	2.75%	2.91%	3.78%	3.01%	3.61%	2.55%	2.29%	—	—

								YOY Q3
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.7%	17.5%	16.5%	17.7%	17.1%	16.7%	17.2%	0.7%
AA	7.7%	7.7%	8.0%	7.9%	7.8%	8.3%	6.8%	-1.3%
A	23.6%	22.9%	23.3%	23.0%	22.8%	22.1%	23.0%	-0.3%
BBB	45.7%	46.5%	46.7%	46.2%	47.5%	47.5%	48.1%	1.4%
Below Investment Grade	5.3%	5.3%	5.4%	4.8%	4.6%	4.9%	4.9%	-0.4%
NA	0.0%	0.1%	0.1%	0.4%	0.1%	0.4%	0.0%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A	na

		As of September 30, 2014				As of September 30, 2014			As of September 30, 2014
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$27,938	$28,372	AAA	United Kingdom	$61,523	$58,345	AAA	$750	$750
2	General Electric Co	19,639	16,864	AA-	Canada	44,031	41,476	AA	9,199	8,400
3	Province of Ontario Canada	11,086	10,386	AA-	Australia	39,300	36,527	A	19,327	18,168
4	Washington Real Estate Investment	10,986	10,521	BBB	Brazil	21,722	20,937	BBB	11,316	10,593
5	Wells Fargo & Co	10,592	10,391	A	France	19,695	18,718	Below Investment Grade	—	—
6	National Rural Utilities Cooperative	9,708	7,472	A+	Ireland	13,523	12,248	NA	—	—
7	Iberdrola SA	9,480	8,471	BBB+	Bermuda	13,333	12,885	Total	$40,592	$37,911
8	Enel SpA	7,752	6,983	BBB	Korea Republic Of	12,789	9,029
9	National Fuel Gas Co	7,669	6,558	BBB	Netherlands	10,669	10,203
10	Vale SA	7,642	7,096	A-	Italy	10,276	9,482	Non-Government Investments (1)
11	Discover Financial Services	7,601	6,550	BBB-	Korea Republic Of	9,608	9,029
12	Altria Group Inc	7,596	6,219	BBB+	Germany	9,496	9,236	AAA	$—	$—
13	ArcelorMittal	7,563	6,613	BB+	Mexico	9,301	8,579	AA	19,630	18,406
14	Western Union Co/The	7,481	7,283	BBB	Luxembourg	8,250	7,840	A	85,037	80,542
15	TTX Co	7,349	7,243	A-	Hong Kong	7,772	6,813	BBB	184,575	173,091
16	TransCanada Corp	7,329	7,187	A-	Emerging Markets (2)	14,520	13,884	Below Investment Grade	17,691	16,531
17	Tesco PLC	6,961	6,346	BBB	All Other	42,273	42,074	NA	557	825
18	International Business Machines	6,894	6,189	AA-	Total	$348,082	$327,306	Total	$307,490	$289,395
19	Republic of Korea	6,889	6,381	A+
20	Phillips 66	6,866	6,109	BBB
21	Senior Housing Properties Trust	6,731	6,287	BBB-
22	Province of Quebec Canada	6,727	6,099	AA-
23	Duke Realty Corp	6,507	6,104	BBB
24	Total SA	6,442	6,343	AA-
25	Verizon Communications Inc	6,435	5,706	BBB+
	Total	$227,861	$209,773

	% of total fixed income portfolio	11.3%	11.0%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2009	2010	2011	2012	2013	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014

Recruits	221,920	231,390	244,756	191,752	186,251	46,348	50,358	51,523	38,022	48,306	50,024	49,055

Life-insurance licensed sales force, beginning of period	100,651	99,785	94,850	91,176	92,373	92,373	90,917	92,227	94,529	95,566	95,382	96,596
New life-licensed representatives	37,629	34,488	33,711	34,425	34,155	7,165	8,875	9,630	8,485	7,447	9,082	8,793
Non-renewal and terminated representatives	(38,495)	(39,423)	(37,385)	(33,228)	(30,962)	(8,621)	(7,565)	(7,328)	(7,448)	(7,631)	(7,868)	(7,423)
Life-insurance licensed sales force, end of period	99,785	94,850	91,176	92,373	95,566	90,917	92,227	94,529	95,566	95,382	96,596	97,966

Issued term life policies	233,837	223,514	237,535	222,558	214,617	50,356	57,622	53,997	52,642	49,320	59,569	55,146

Issued term life face amount	$80,497	$74,401	$73,146	$68,053	$67,783	$15,709	$17,798	$17,056	$17,219	$15,748	$18,494	$17,337

Term life face amount in force, beginning of period	$633,467	$650,195	$656,791	$664,955	$670,412	$670,412	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978
Issued term life face amount	80,497	74,401	73,146	68,053	67,783	15,709	17,798	17,056	17,219	15,748	18,494	17,337
Terminated term life face amount	(74,642)	(70,964)	(66,951)	(61,593)	(57,730)	(14,917)	(13,139)	(14,346)	(15,329)	(14,160)	(12,759)	(13,866)
Foreign currency impact, net	10,873	3,158	1,970	(1,003)	(5,596)	(790)	(719)	(704)	(3,383)	(3,378)	3,166	(4,272)
Term life face amount in force, end of period	$650,195	$656,791	$664,955	$670,412	$674,868	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978	$681,178

Estimated annualized issued term life premium
Premium from new policies	$193.7	$180.8	$187.6	$176.1	$173.5	$40.2	$45.9	$43.9	$43.5	$40.1	$48.0	$44.7
Additions and increases in premium	42.6	44.6	44.9	45.5	48.6	11.4	12.3	12.3	12.5	12.4	13.0	12.9
Total estimated annualized issued term life premium	$236.3	$225.4	$232.5	$221.5	$222.1	$51.6	$58.2	$56.2	$56.0	$52.5	$61.1	$57.6

Investment & Savings product sales	$3,006.6	$3,623.6	$4,265.1	$4,712.2	$5,208.8	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$1,410.8	$1,439.2	$1,376.5

Investment & Savings average client asset values	$26,845	$31,908	$34,870	$35,904	$41,035	$38,756	$40,326	$41,225	$43,832	$45,063	$46,611	$47,825

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